UNITED STATES
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                        X
 Post-Effective Amendment No. 6                                                X
                                      and
THE INVESTMENT COMPANY ACT OF 1940                                             X
 Amendment No. 7

Matthew 25 Fund, Inc.
(Exact Name of Registrant as Specified in Charter)
605 Cloverly Avenue  Jenkintown, PA 19046
(Address of Principal Executive Offices)

215-884-4458
(Registrants Telephone Number)

Mark Mulholland      605 Cloverly Avenue  Jenkintown, PA 19046
(Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering:   As soon as practicable after the
effective date of this Amendment.

It is proposed that this filing will become effective (check appropriate box)
   [ ] immediately upon filing pursuant to paragraph (b)
   [ ] on (date) pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph (a)
   [X] on (date) pursuant to paragraph (a) of rule 485




























                           Cross Reference Sheet


        INFORMATION REQUIRED                  LOCATIONS IN PROSPECTUS

Part A: PROSPECTUS
Item 1. Cover Pages Front and Back            .Cover Page and Back Page
Item 2. Summary of Risk/Return:               .THE FUND AND ITS INVESTMENT
        Investments, Risks and Performance     OBJECTIVE
Item 3. Summary of Risk/Return: Fees Table    .FUND EXPENSES
Item 4. Investment Objectives, Principal      .ADDITIONAL INFORMATION ABOUT
        Investment Strategies, and Related     INVESTMENT STRATEGIES
        Risks
Item 5. Management Discussion of the Fund's   .SEE PART B
        Performance
Item 6. Management, Organization,             .MANAGEMENT
        and Capital Structure
Item 7. Shareholder Information               .PRICING OF SHARES
Item 8. Distribution Arrangements             .NOT APPLICABLE
Item 9. Financial Highlights Information      .FINANCIAL HIGHLIGHTS


Part B:  STATEMENT OF ADDITIONAL INFORMATION
Item 10. Cover Page and Table of Contents
Item 11. Fund History
Item 12. Description of the Fund and
         Its Investments and Its Risks
Item 13. Management of the Fund
Item 14. Control Persons and Principal
         Holders of Securities
Item 15. Investment Advisory and Other
         Services
Item 16. Brokerage Allocation and
         Other Practices
Item 17. Capital Stock & Other Securities
Item 18. Purchase, Redemption & Pricing
         of Shares
Item 19. Underwriters                         Not Applicable
Item 20. Calculation of Performance Data
Item 22. Financial Statements




Part C:  OTHER INFORMATION
Item 23. Exhibits
Item 24. Persons Controlled by/or Under
         Common Control with the Fund
Item 25. Indemnification                     Indemnification
Item 26. Business & Other Connections of     Activities of Investment Adviser
         the Investment Adviser
Item 27. Principal Underwriters              Principal Underwriter
Item 28. Location of Accounts & Records      Location of Accounts & Records
Item 29. Management Services                 Not Applicable
Item 30. Undertakings                        Not Applicable





                              MATTHEW 25 FUND, INC.
                               605 Cloverly Avenue
                              Jenkintown, PA 19046
                                  888-M25-FUND
                                  215-884-4458



PROSPECTUS                                                        XXXXX XX, 1999


The Fund and Its Investment Objective
Matthew 25 Fund, Inc.("the Fund") is an open-ended, non-diversified, investment company that seeks long-term capital appreciation, through investments in common stocks and/or securities convertible into common stocks. Income, through dividends or interest, will be a secondary objective.

It is important to note that the Fund's shares are not guaranteed or insured by the FDIC or any other agency of the U.S. government. As with any investment in common stocks, which are subject to wide fluctuations in market value, you could lose money by investing in the Fund.

Fund Share Purchase and Fees
Shares of the Fund may only be purchased directly from the Fund. The Fund is offered on a no-load basis, which means that you will not pay a sales commission or incur 12b-1 marketing fees. However, you will pay investment advisory and other expenses, which are included in the Fund's expense ratio. Purchases will be made at the Fund's net asset value determined after the receipt of the order. The Board of Directors has established $1,000 as the minimum initial purchase and $100 for subsequent purchases.






             THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.



















      TABLE OF CONTENTS                                       PAGE
The Fund and its investment objective                           1
The Fund's investment strategy                                  1
Risks of the Fund                                               1
Who should invest?                                              1
Who should not invest?                                          1
Yearly returns                                                  2
Fund expenses                                                   2
Additional information about investment strategies
 and risk considerations                                        2
Non-diversification policy                                      3
Additional investment restrictions                              3
Management                                                      4
Investment adviser                                              4
Officers and directors of the Fund                              5
Legal proceedings                                               6
Capitalization                                                  6
Voting rights                                                   6
Pricing of shares                                               6
Purchase of shares and reinvestment                             6
Initial investment                                              6
Subsequent purchase                                             7
Reinvestment                                                    7
Fractional shares                                               7
Individual Retirement Accounts IRA's                            7
Pension, Profit-Sharing, 401-k plans                            7
Redemption of shares                                            7
Tax status                                                      8
Portfolio turnover policy                                       8
Financial highlights                                            9
Annual and special meetings                                    10
Reports to shareholders                                        10
Custodian and transfer agent                                   10
IRA trustee                                                    10
Independent auditors                                           10
Application                                                    11
Form W-9                                                       12























THE FUND AND ITS INVESTMENT OBJECTIVE
Matthew 25 Fund, Inc.("the Fund") is an open-ended, non-diversified, investment company that seeks long-term capital appreciation, through investments in common stocks and/or securities convertible into common stocks. Income, through dividends or interest, will be a secondary objective.

THE FUND'S INVESTMENT STRATEGY
The four categories, that the investment adviser uses to evaluate a company and its securities, are its Business Economics, Management Abilities, Financial Condition, and Stock Price. The Fund believes that you make the most money by investing in the extremes, therefore, the adviser's search is for the exceptional business, outstanding management, clean financials (low debt and sufficient working capital), and a give away price. It is important to note that all of these categories change, albeit at different speeds. An exceptional business is created over a long period and when such a business declines it will usually deteriorate slowly. Outstanding managers can provide many decades of leadership but is gone tomorrow. Financial status should only improve over time with the right management and a good business. The most dynamic factor is price. The adviser believes you can overpay, by some margin, for a great business because time will work in your favor, so that you may still earn high returns on your purchase. It is also the belief of the adviser that even a mediocre business at a cheap enough price can provide above average returns, although, the adviser doesn't like the "buy low and sell high" adage as much as "buy low and let it grow".

Now finding a stock, with a high rating in all four criteria, is rare, but valuable. The Fund is willing to invest in the securities of companies with small, medium or large capitalization; it may invest in stocks issued by domestic or foreign companies. In other words, the Fund is open to a large universe of public companies so that it may find the stocks with the exceptional traits that the Fund desires. Whenever the adviser finds such an investment, he may purchase this stock, or its convertible securities, with up to 25% of the Fund's total assets. The Fund's willingness to concentrate its investments does distinguish it from most other funds, and offers potentially higher returns than a more diversified fund.

RISKS OF THE FUND
The Fund's return, as stock prices generally, may fluctuate within a wide range, so that an investor could lose money over a period of time. Because the Fund invests a higher percentage of assets in fewer holdings than the average stock fund does, the Fund is subject to the risk of underperformance due to weakness in one or a few of its stocks.

WHO SHOULD INVEST? Investors willing to own stocks in a managed portfolio. These investors should be seeking the potential long-term appreciation, of the stocks selected by the Fund's investment adviser. Long-term, as determined by management and the investment adviser, is at least three years.

WHO SHOULD NOT INVEST? Investors not willing to accept the risks of owning stocks in a managed portfolio. The Fund is not for investors seeking to trade the stock market for short-term fluctuations.








                                       1
YEARLY RETURNS
                                  (BAR GRAPH)

                        76 days    1 year    1year     1 year     Average
                        12/31/95   12/31/96  12/31/97  12/31/98   Annual Rate
Matthew 25 Fund           3.60%     18.63%    39.65%    25.93%     26.82%
Value Line Index          2.87%     19.78%    28.45%     5.82%     17.36%

Since inception of the Fund on October 16, 1995 the highest return for a quarter was 22.59% while the worst return for a quarter was -11.67%. These returns occurred in quarters ending December 31, 1998 and September 30, 1998, respectively.

In evaluating past performance, remember that it is not indicative of future performance. The returns are net of expenses but do not reflect income taxes that a taxpayer would have incurred.

FUND EXPENSES

                        Shareholder Transaction Expenses:
             Sales Load Imposed on Purchases                   None
             Sales Load Imposed on Reinvested Dividends        None
             Redemption Fees                                   None
             Exchange Fees                                     None
             IRA Trustee Fees                                  None  *

                Annualized Fund Operating Expenses After Fee Waiver:
             Management Fees                                   0.94% **
             12b-1 Fees                                        None
             Other Expenses                                    0.32%
                                 Total Operating Expenses      1.26%

* Each IRA with account value of $5,000 or more will not be charged IRA Trustee Fees. IRA's with less than $5,000 may be charged $45 annually for IRA Trustee Fees on the discretion of the Fund's Management or Directors.
** Matthew 25 Management Corp., the Investment Adviser waived $9,615 of its Management Fees for 1998.


The following example is given to assist you in comparing the costs of investing in this Fund with other funds. This illustration assumes a $10,000 initial investment, an annual return of 5%, an expense rate equal to 1.257%, and a redemption at the end of each period.

                1 Year       3 Years      5 Years        10 Years
                 $128         $399         $690            $1,519
This is only an example. Actual performance and expense rates will probably vary from the rates presented.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES
AND RISK CONSIDERATIONS
The Fund's adviser places great emphasis on valuing a business, which then leads to calculating a value for the company's securities. This information is then utilized, when buying or selling stocks, in order to increase the potential returns or to reduce the risk of price declines of the Fund's investments.
There is no guarantee that the adviser's valuations are accurate. Even when a stock is purchased below its fair value, there may be unforeseen changes in the business which may lead to a decline in value for the stock.

                                       2
Non-diversification Policy: The Fund is classified as being non-diversified which means that it may invest a relatively high percentage of its assets in the obligations of a limited number of issues. The Fund, therefore, may be more susceptible than a more widely diversified fund to any single political, economic, or regulatory occurrence. The policy of the Fund, in the hope of achieving its objective as stated above, is one of selective investments rather than broad diversification. The Fund seeks only enough diversification for adequate representation among what it considers being the most attractive securities and to maintain its federal non-taxable status under Sub-Chapter M of the Internal Revenue Code (see Tax Status).

Occasionally the Fund may take temporary defensive positions that are inconsistent with the Fund's primary objective of long-term capital appreciation. These positions would include all types of U.S. government obligations, and money market funds. Such a strategy would be in response to adverse market conditions or an inability to find securities that satisfy the adviser's price and quality standards. Not only will such investments reduce the appreciation potential of the Fund, it will also increase the Fund's taxable income. These securities are generally not subject to credit risk but may be subject to interest rate and time risk. Medium and long-term bonds that have fixed interest and principal payments will decline in price if interest rates for the same maturities rise.

The Fund may invest in special situations, such as the fixed income securities of a company in default. These securities would include secured or unsecured bonds, and preferred stocks. These defaults occur when a company misses a payment on its fixed income securities and may be under protection of Chapter 11 bankruptcy proceedings. Such investments, when made, are consistent with the Fund's goal of long-term capital appreciation, and satisfy the adviser's criteria of market price sufficiently below estimated fair value. Such investments should be seen as an equity substitute and not as a standard fixed income investment. These securities are considered more risky than investments in companies with higher credit ratings, and may be less liquid. The adviser will select defaulted stocks and bonds of companies he believes will survive, and successfully restructure its defaulted securities, so that the value of these fixed income securities may increase in price as a result of such restructuring. Further deterioration in the operating business of the company in default or an incorrect valuation by the adviser may lead to a loss of money for these special situation investments.

ADDITIONAL INVESTMENT RESTRICTIONS
By-laws of the Fund provide the following fundamental investment restrictions; The Fund may not, except by the approval of a majority of the outstanding shares; i.e. a) 67% or more of the voting securities present at a duly called meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or b) of more than 50% of the outstanding voting securities, whichever is less:
(a) Act as underwriter for securities of other issuers except insofar as the Fund may be deemed an underwriter in selling its own portfolio securities.
(b) Borrow money or purchase securities on margin, but may obtain such short term credit as may be necessary for clearance of purchases and sales of securities for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets.
(c) Sell securities short.
(d) Invest in securities of other investment companies except as part of a merger, consolidation, or purchase of assets approved by the Fund's shareholders.
(e) Invest over 25% of its assets at the time of purchase in any one industry.

                                       3
(f) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies that deal in real estate or interests therein.
(g) Make loans. The purchase of a portion of a readily marketable issue of publicly distributed bonds, debentures or other debt securities will not be considered the making of a loan.
(h) Acquire more than 10% of the securities of any class of another issuer, treating all preferred securities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securities of another issuer.
(i) Invest in companies for the purpose of acquiring control.
(j) The Fund may not purchase or retain securities of any issuer if those officers and directors of the Fund or its Investment Adviser owning individually more than 1/2 of 1% of any class of security or collectively own more than 5% of such classes of securities of such issuer.
(k) Pledge, mortgage or hypothecate any of its assets.
(l) Invest in securities which may be subject to registration under the Securities Act of 1933 prior to sale to the public or which are not at the time of purchase readily salable.
(m) Invest more than 5% of the total Fund assets, taken at market value at the time of purchase, in securities of companies with less than three years' continuous operation, including the operations of any predecessor.
(n) Issue senior securities.

MANAGEMENT
INVESTMENT ADVISER

Matthew 25 Management Corporation
605 Cloverly Avenue
Jenkintown, PA 19046

The Matthew 25 Management Corp. is the Investment Adviser to the Fund and has continued this service since July 8, 1996. Mr. Mark Mulholland is the sole owner, director and officer of the Investment Adviser as well as serving as president of the Fund. As president of the investment advisor he has direct responsibility for day-to-day management of the Fund's investment portfolio.

Mark Mulholland has a BA in Economics from Lafayette College. He has worked as a stockbroker, continuously, since February 14, 1983. Presently, he is a stockbroker and Senior Vice President with Boenning & Scattergood.

The current advisory agreement will continue on a year to year basis provided that approval is voted at least annually by the Fund's Board of Directors or by majority vote of the outstanding voting securities of the Fund, but in either event, it must also be approved by a majority of the Fund's directors who are neither parties to the agreement nor interested persons as defined in the Investment Company Act of 1940. Under the Agreement, the Matthew 25 Management Corp., the Adviser, will have full discretion and responsibility for the investment decisions in the Fund. The Agreement may be terminated at any time, without payment of any penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days written notice to the Matthew 25 Management Corp. In the event of its assignment, the Agreement will terminate automatically. For these services the Fund has agreed to pay to Matthew 25 Management Corp. a fee of 1% per year on the average net assets of the Fund. All fees are computed and accrued on the average daily closing net asset value of the Fund and are payable monthly. The Investment Adviser would forgo sufficient fees to hold the total expenses of the Fund to less than 2% of the first $10 million in averaged assets and 1.5% of the next $20 million. The Board of Directors selected these ratios because they are
                                       4
believed to meet the most restrictive state requirements.

Pursuant to its contract with the Fund, the investment adviser is required to pay all costs of travel and materials required in its research; this is in order that the adviser may fulfill its duty to buy, sell and hold securities, that the adviser deems to best satisfy the Fund's investment requirements. The adviser is to pay the salaries of the Fund's officers, directors or employees who are employees of the investment adviser. The Fund pays the following expenses, if any:
        .independent directors
        .legal
        .accounting fees
        .interest
        .taxes
        .brokerage commissions
        .bookkeeping and record maintenance
        .operating its offices
        .transfer agent fees
        .custodian fees


OFFICERS AND DIRECTORS OF THE FUND
Officers and Directors of the Fund, together with their addresses, principal occupations during the past five years and their ownership of the Fund are as follows:

                          Principal Occupation       Fund Shares        Percent
Name                Age   Past Five Years            Owned 3/30/99      of class

Steven D. Buck*      38   Partner Stevens & Lee          6,376.323         0.30%
 Esq. (Director)          Reading, PA

Dr.Philip J. Cinelli 39   Physician Family Practice      6,376.323         0.29%
 D.O.  (Director)         Bangor, PA

Samuel B. Clement*   40   Stockbroker                      291.778         0.01%
 (Director)               Securities America
                          Berwyn, PA

Linda Guendelsberger 39   Partner Fishbein & Co P.C.     6,379.326         0.30%
 CPA (Director)           Elkins Park, PA

Ann Mulholland       40   Treasurer Matthew 25 Fund    104,716.741 **      4.94%
 CPA                      Jenkintown, PA

Mark Mulholland*     39   President Matthew 25 Fund    104,716.741 **      4.94%
 (Director)               Stockbroker(Boenning &
                          Scattergood, Paine Webber)
                          Jenkintown, PA

Scott A. Satell      36   Principal BPI                  4,417.608         0.21%
 (Director)               Bala Cynwyd, PA

* Directors of the Fund who would be considered "interested persons" as defined by the Investment Company Act of 1940. Mark Mulholland is an interested person insofar as he is President and owner of the Fund's Investment Adviser. Mr. Buck is not an independent director as long as he or his law firm provides legal advice to the Fund for compensation. Fees paid to his firm in 1998 were $1,000. Mr. Clement was an interested person since commissions were paid to Securities
                                       5
America for stock transactions. The Fund does not intend to place trades with Mr. Clement's firm in order that he may be considered an independent director in 1999 and going forward.

** Mark & Ann Mulholland own 96,714.226 shares jointly, 1,526.597 in custodial accounts for their children, 735.833 in Ann's IRA, and 5,730.085 in Mark's IRA.

LEGAL PROCEEDINGS
As of the date of this prospectus, there was no pending or threatened litigation involving the Fund in any capacity whatsoever.

CAPITALIZATION
Description of Common Stock: The authorized capitalization of the Fund consists of 100,000,000 shares of common stock. The par value per share is set at $0.01 and each share has equal dividend, distribution and liquidation rights. There are no conversion or pre-emptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-accessible.

Voting Rights: Each holder of the Fund's common stock has one vote for each share held and fractional shares will have an equivalent fractional vote. Voting rights are non-cumulative, which means that the holders of a majority of shares of common stock can elect all directors of the Fund if they so choose, and the holders of the remaining shares will not be able to elect any person as a director.

PRICING OF SHARES
The Net Asset Value of the Fund's shares is determined as of the close of business of the New York Stock Exchange ("NYSE") for each business day of which the NYSE is open (presently 4:00 PM Monday through Friday). This, of course, is exclusive of any and all legal holidays the NYSE so honors by being closed for the day. The price is determined by dividing the value of its securities, plus any cash and other assets, less all liabilities excluding par and surplus capital, by the number of shares outstanding. The market value, for securities that are listed on a national exchange, is determined by the its closing trade price at the exchange for the day. Listed securities that have not recently traded and over-the-counter securities are valued at the last bid price in the securities' primary market. Short-term paper (debt obligations that mature in less than a year) are valued at amortized cost that approximates market value. Other assets are valued at fair value as determined in good faith by the Fund's officers.

PURCHASE OF SHARES AND REINVESTMENTS
The offering price of the shares offered by the Fund is at the Net Asset Value per share ("NAV") next determined after receipt of the purchase order, by the Fund. The Fund reserves the right, at its sole discretion, to terminate the offering of its shares made by this Prospectus at any time and to reject purchase applications when, in the judgment of management such termination or rejection is in the best interests of the Fund.

Initial Investments: Initial purchase of shares of the Fund may be made only by application submitted to the Fund with a check, money order or transfer wire made payable to the Matthew 25 Fund. For the convenience of investors, a Share Purchase Application form is provided with this Prospectus, as well as Form W-9. A signed Form W-9 is necessary to avoid mandatory withholding of Federal Taxes from dividends, distributions and redemptions. The minimum initial purchase, of shares, is $1,000; less may be accepted under especial circumstances. The Fund is registered in Pennsylvania and New Jersey and therefore is restricted to residents of these states at the time of purchase. There will be no solicitation of other states' residents as potential shareholders until
                                       6
registration under the Blue Sky or Notification Laws of such states have been met.

Subsequent Purchases: Subsequent purchases may be made by mail or by phone and are due and payable three business days after the purchase date. The minimum is $100, but less may be accepted under especial circumstances.

Reinvestments: The Fund will automatically retain and reinvest dividends and capital gain distributions. Reinvestment, for the shareholder, will be at net asset value on the close of business on the distribution date. A Shareholder may at any time by letter or forms supplied by the Fund direct the Fund to pay the dividends and/or capital gains distributions to the shareholder in cash.

Fractional Shares: Shares will be issued up to three decimal places. The fund will maintain an account for each shareholder, of shares for which certificates have not been issued.

INDIVIDUAL RETIREMENT ACCOUNTS
You may purchase shares for an individual retirement accounts ("IRA") including Roth IRA's, SEP's, and Simple IRA's. IRA investments are available for the following:
        .Regular contributions
        .Rollover of certain employer sponsored pension and profit-sharing plan distributions.
        .Transfers from other IRA's
All assets are automatically invested in Fund shares, including all dividends and distributions paid on Fund shares within an IRA. There is an annual fee of $45.00 charged by the IRA Trustee, Delaware Charter Guarantee and Trust Co.
The Fund will pay the annual fee for accounts with a value of at least $5,000. Accounts below $5,000 in market value may be charged the $45.00 fee. This will be decided on an annual basis by the Fund's President or Directors. When the Fund pays the annual fees itwill be part of the IRA expenses for the Fund. If the fees are charged to the IRA owners then the owner will have the option of paying the fee directly or have the fee charged to their IRA.

PENSION, PROFIT SHARING AND 401-K PLANS
Purchases of Fund shares through a business' retirement plans are available to the owners, officers and employees who participate in the retirement plans. The accounts will be registered under the name and tax identification of the pension, profit sharing and/or 401K plans.

REDEMPTION OF SHARES
The Fund will redeem all, or any part, of the shares for any shareholder who tenders a request for redemption, if the shares are held at the Fund. If share certificates have been issued, then the written notice of redemption must be accompanied with certificates that have been properly signed. In either case, proper endorsements guaranteed either by a national bank or a member firm of the New York Stock Exchange will be required, for withdrawals over $10,000, unless the shareholder is known by management. The redemption price is the net asset value per share next determined after the redemption notice is received by the Fund. The proceeds received by the shareholder may be more or less than his cost of such shares, depending upon the net asset value per share at the time of redemption and the difference should be treated by the shareholder as a capital gain or loss for federal income tax purposes.

Payment by the Fund will ordinarily be made within four business days after tender. The Fund may suspend the right of redemption or postpone the date of payment for the following reasons:

                                       7
        .The New York Stock Exchange is closed for other than customary weekend or holiday closings.
        .Trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or other authority.
        .The Securities and Exchange Commission or other authority has determined that an emergency exists making disposal of the fund's securities or valuation of net assets not practicable.
        .Other extraordinary events which may restrict the Fund from selling its securities or distributing its liquid assets.
The Fund intends to make payments in cash, however, the Fund reserves the right to make payments in kind.

TAX STATUS
Under provisions of Sub-Chapter M of the Internal Revenue Code of 1954 as amended, the Fund, by paying out substantially all of its investment income and realized capital gains, has been and intends to continue to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a "regulated investment company" under Sub-Chapter M, at least 90% of the Fund's income must be derived from dividends, interest and gains from securities transactions, and no more than 50% of the Fund's assets may be in security holdings that exceed 5% of the total assets of the Fund at the time of purchase.

Distribution of any net, long-term, capital gains realized by the Fund this year will be taxable to the shareholder as long-term capital gains, regardless of the length of time Fund shares have been held. All income realized by the Fund, including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Fund's Board of Directors. Dividends received shortly after purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of such dividends or distributions and, although in effect a return of capital, are subject to federal income taxes.

The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on tax Form W-9 supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

Portfolio Turnover Policy: The Fund does not propose to purchase securities for short-term trading in the ordinary course of operations. Accordingly, it is expected that the annual turnover rate will not exceed 50%, wherein turnover is computed by dividing the lesser of the Fund's total purchases or sales of securities within the period by the average monthly portfolio value of the Fund during such period. There may be times when management deems it advisable to substantially alter the composition of the portfolio, in which event, the portfolio turnover rate may substantially exceed 50%; this would only result from special circumstances and not from the Fund's normal operations.








                                       8
FINANCIAL HIGHLIGHTS
The following financial highlights table shows the results for a share of the Fund for each of the past three years and the 76 days the Fund operated in 1995. The financial statements that include these financial highlights were audited by Mathieson Aitken Jemison LLP, independent accountants. These audited financial statements are included in the "Statement of Additional Information" and is incorporated by reference into this prospectus.

                                         1 year    1year     1 year    76 days
                                        12/31/98   12/31/97  12/31/96  12/31/95

Net asset value, beginning of period    $  8.50    $  6.11   $  5.16   $  5.00
Income from investment operations
Net investment income (loss)              (0.02)     0.01       0.01     (0.01)
Net realized and unrealized gain (loss)    2.22      2.41       0.95      0.17
                                        ________   ________  ________  ________
Total from investment operations          10.70      8.53       6.12      5.16
Less distributions
 Dividends (from net investment income)   (0.02)    (0.01)     (0.01)
 Distributions (from capital gains)       (0.19)    (0.02)
                                        ________   ________  ________  ________
Net asset value, end of period          $ 10.49    $ 8.50    $  6.11   $  5.16
                                        ========   ========  ========  ========
Total return                              25.93%    39.65%     18.63%    17.43%*

Net assets, end of period
 (000's Omitted)                        $ 21,328   $ 10,579  $  1,421  $   106
Ratio of expenses to average net assets    1.26%      1.26%     1.34%     2.00%*
Ratio of investment income -
 net to average assets                     1.00%      1.57%     0.44%     0.96%*
Portfolio turnover rate                   30.64%      9.89%     2.52%
Average commission per share            $  0.0523  $  0.0860  $ 0.2233    N/A

* Annualized
N/A - disclosure not applicable to prior period
























                                       9
ANNUAL AND SPECIAL MEETINGS
Shareholders will meet annually to elect all members of the Board of Directors, select an independent auditor, and vote on any other items deemed pertinent by the incumbent Board. Notification as to the time and place for the annual meeting will be sent to shareholders. The Directors are in turn responsible for determining that the Fund operates in accordance with its stated objectives, policies, and investment restrictions. The Board appoints officers to run the Fund and selects an Investment Adviser to provide investment advice (See Investment Adviser). It meets four times a year to review Fund progress and status. In addition, an independent director performs an independent audit whenever the board requests one. The board may call a special meeting in order to allow shareholders to vote upon a pertinent matter.

REPORTS TO SHAREHOLDERS
The Fund sends, to all shareholders, annual reports containing audited financial statements after the end of the fiscal year, December 31st; financial statements that are not audited are sent after June 30th. The Fund will also send account statementsto each shareholder at least quarterly.

CUSTODIAN & TRANSFER AGENT
The Fund acts as its own custodian and transfer agent.

IRA TRUSTEE
Delaware Charter Guarantee & Trust Co.
P.O. Box 8963
Wilmington, DE 19899

INDEPENDENT AUDITORS
Mathieson Aitken Jemison, LLP
16 Sentry Park West, Suite 310
Blue Bell, PA 19422




























                                       10
                  MATTHEW 25 FUND SHARE PURCHASE APPLICATION
A)  Please fill out one of the following four types of accounts:

1) Individual Accounts and IRA's  ****

   _________________  __  _______________________  _________________  __________
   First Name         MI  Last Name                Social Security #  Birth date

2) Joint Accounts     ****

   _________________  __  _______________________  _________________  __________
   First Name         MI  Last Name                Social Security #  Birth date

   _________________  __  _______________________  _________________  __________
   First Name         MI  Last Name                Social Security #  Birth date

3) Custodial Accounts ****

   ______________________  __  ______________________
   Custodian's First Name  MI   Custodian's Last Name

   __________________  __  ______________________  _________________  __________
   Minor's First Name  MI  Minor's Last Name       Social Security #  Birth date
                                                       of  Minor
4) All Other Accounts  ****

   ______________________________________________________  ____________________
   Account Title                                           Tax Identification #

   _____________________________________________________________________________
   (This line is for Account Title if additional space is necessary.)


B) Biographical and other information about the new account:


   Full Address:
    Number & Street ____________________________________________________________

    City_______________________________  State______  Zip Code__________________


   Citizen of_____________  Home Phone_________________  Bus Phone______________


   Dividend Direction:   Reinvest all distributions_________  Pay in Cash_______


Signature of Owner, Trustee or Custodian:    ___________________________________

Signature of Joint Owner (if joint account): ___________________________________


           Please make check payable to:     MATTHEW 25 FUND, INC.

Amount of Investment Attached  $______________ (Minimum initial purchase $1,000)



                                       11
FORM W-9
(March 1994)
Department of Treasury
Internal Revenue Service


                          PAYER'S REQUEST FOR TAXPAYER
                             IDENTIFICATION NUMBER


Name as shown on account (if joint account, give name corresponding to TIN)

________________________________________________________________________________


Street Address

________________________________________________________________________________


City, State & Zip Code

________________________________________________________________________________







Part 1.-  Taxpayer Identification Number            Part 2. - Backup Withholding

Social Security Number ______________________       Check if you are NOT subject
                                                    to  backup withholding under
or                                                  the  provisions  of  section
                                                    3406(a) (1) (C) of  the  In-
Employer ID Number     ______________________       ternal Revenue Code ________







Certification - Under the penalty  of perjury, I certify  that the  information provided on this form is true, correct and complete.

Signature ___________________________________       Date _______________________











                                       12

                                   PROSPECTUS
                               MATTHEW 25 FUND INC.
                                605 Cloverly Ave.
                               JENKINTOWN, PA 19046
                                   888-M25-FUND
                                   215-884-4458
                                   XXXX XX, 1999




Why You Should Read This Prospectus and How to Obtain Additional Information? This Prospectus should be held for future reference. It is provided in order to help you decide if the Fund is the proper investment for you. The risks, objectives and strategy of the Matthew 25 Fund are explained within this prospectus. Additional information about the Fund is available in the most recent annual or semiannual reports to shareholders and the "Statement of Additional Information" (dated XXXX XX, 1999). These documents may be obtained without charge by writing to the Matthew 25 Fund, calling the Fund at 1-888-M25-FUND, or visiting the SEC's website at www.sec.gov.


















                              INVESTMENT ADVISER
                         MATTHEW 25 MANAGEMENT, CORP.
                              605 Cloverly Avenue
                             Jenkintown, PA 19046
                                 888-M25-FUND
                                 215-884-4458















                                    Part B

                      STATEMENT OF ADDITIONAL INFORMATION

                                XXXXX XX, 1999

This Statement is not a prospectus, but should be read in conjunction with the Fund's current prospectus dated XXXXX XX, 1999. To obtain the Prospectus, please write or call the Fund. The address and phone numbers are shown above.


TABLE OF CONTENTS
Fund History.........................................................2
Description of the Fund and Its Investments and Risks................2
 Objective...........................................................2
 Security Selection Criteria.........................................2
More on Risks of Specific Strategies of the Fund.....................2
 (a)U.S. Government and Agency Bonds.................................2
 (b)Special Situations...............................................3
 (c)Foreign Securities...............................................3
General Risks of the Fund............................................3
 Portfolio Turnover Policy...........................................4
 Non-diversification Policy..........................................4
Additional Fund Policies.............................................4
Management of the Fund...............................................5
 Compensation of Directors and Officers.............................5
Principal Holders of Shares..........................................6
 Major Shareholders..................................................6
 Management Ownership................................................6
Investment Adviser...................................................6
 Advisory Fees.......................................................7
Brokerage............................................................7
Capitalization.......................................................8
 Voting Rights.......................................................8
Purchase of Shares and Reinvestment..................................8
 Initial Investment..................................................8
 Subsequent Purchases................................................9
 Reinvestment........................................................9
 Fractional Shares...................................................9
Pricing of Shares....................................................9
Tax Status...........................................................9
 IRA................................................................10
 SEP IRA............................................................10
 Roth IRA...........................................................10
Calculation of Performance Data.....................................10
Financial Statements................................................11













                                       1
FUND HISTORY
MATTHEW 25 FUND, INC. (also referred to as the "Fund") was incorporated in Pennsylvania on August 28, 1995. The initial seed money of $100,000 was invested by Mark and Ann Mulholland on October 16, 1995. The Fund did not accept investments from the public until October 1996 and has operated solely as an Investment Company since inception. The Fund's registered office is in Jenkintown, Pennsylvania; mail may be addressed as follows:
                             Matthew 25 Fund, Inc.
                             605 Cloverly Avenue
                             Jenkintown, PA 19046.
Mr. Mark Mulholland is president of the Fund. He has direct responsibility for day to day management of the Fund and continued registration and compliance with the Securities and Exchange Commission. Mark Mulholland has a BA in Economics from Lafayette College. After college he became a stockbroker with Advest Inc. on February 14, 1983. He moved to Paine Webber Inc. in 1988 where he built his practice to manage over $80,000,000 in assets for about 800 clients. He desired to apply his investment expertise towards managing a public no-load mutual fund. He approached the management of the Valley Forge Fund, Inc. and solicited their support to this end. He wanted a Fund structured essentially identical to the Valley Forge Fund, Inc. except that he wished to place more emphasis in the pursuit of long-term capital gains. The Matthew 25 Fund, Inc. was formed by Bernard Klawans, for Mark Mulholland. Mr. Klawans used Valley Forge Fund's Officers, Board of Directors, Investment Adviser, with the intent to have Mr. Mulholland utilize his Investment Adviser concern and select his own Board of Directors, when he was prepared. On July 8, 1996, the first meeting of shareholders was held to permit Matthew 25 Management Corporation to begin its duties as Adviser to the Matthew 25 Fund, Inc. and to install a new Board of Directors to oversee operations. This was done with the complete cooperation and support of all Valley Forge Fund associated personnel. Mr. Klawans and the Valley Forge Board of Directors were compensated for their services. There are no other financial arrangements or benefits, including services and/or "soft dollars", between the Valley Forge Fund and its people, and the Matthew 25 Fund.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
Objective: Matthew 25 Fund, Inc.("the Fund") is an open-ended, non-diversified, investment company that seeks long-term capital appreciation, through investments in common stocks and/or securities convertible into common stocks. Income, through dividends or interest, will be a secondary objective.

Security Selection Criteria: Criteria used by the Adviser in recommending purchases of securities will be based on the Business Economics, Management Quality, Financial Condition and Security Price of each business.

MORE ON RISKS OF SPECIFIC STRATEGIES OF THE FUND:
(a) U.S. Government and Agency Bonds
The adviser does not intend to invest in U.S. government bonds on a regular basis or for long periods of time. It does wish to have the authority to do so as a defensive strategy. There may be times when the returns on such bonds may be more attractive than the returns on money market or other short-term interest accounts. Also, due to drastic price changes in the stock or bond markets, there may be times the adviser would feel that the U.S. government or agency bonds offer a better return potential and/or lower risk scenario than stocks. Besides increasing the taxable income to the Fund's shareholders, there is historical evidence that bonds provide lower total returns than stocks over the long-term. In addition, there have been periods in the past, and very likely will be in the future, when the U.S. government and its agency's bonds have generated negative total rates of return. Therefore, in the event that the Fund uses such an investment strategy, it will likely be used for a short or intermediate period.
                                       2
(b) Special Situation Investments
The Fund may invest in special situations, such as the fixed income securities of a company in default. These securities would include secured or unsecured bonds, and preferred stocks. These defaults occur when a company misses a payment on its fixed income securities and may be under protection of Chapter 11 bankruptcy proceedings. Such investments, when made, are consistent with the Fund's goal of long-term capital appreciation, and satisfy the adviser's criteria of market price sufficiently below estimated fair value. Such investments should be seen as an equity substitute and not as a standard fixed income investment. These securities are considered more risky than investments in companies with higher credit ratings, and may be less liquid. The adviser will select defaulted stocks and bonds of companies he believes will survive, and successfully restructure its defaulted securities, so that the value of these fixed income securities may increase in price as a result of such restructuring. Further deterioration in the operating business of the company in default or an incorrect valuation by the adviser may lead to a loss of money for these special situation investments.

The securities of company's in default appear to be very risky, however, its securities may offer very low long-term price risk, with high reward potential. An example would be a viable operating company, with too much debt so that it is forced to file for Chapter 11 Protection in order to restructure its excessive debt load. Through its research, the adviser feels the debt will only receive 10 cents on the dollar, however, some of its debt, in the form of public bonds, trades at 2-5 cents on the dollar. Depending on the confidence of its analysis and its estimation of the length of time for reorganization, the adviser may wish to invest in the defaulted bonds. Such special situation investments may have large spreads in the buy and sell price of its securities due to low liquidity and thus, may be more expensive to trade than a more liquid security. These investments are made for a specific price target, therefore, if achieved, will be sold, increasing the portfolio turnover. This turnover may increase the fund's costs due to the costs of selling, and potential taxes for the Fund's shareholders. There is greater time risk in these securities because the upside values are usually limited, to face value or less, therefore the rate of return declines the longer it takes for restructuring or receipt of back payments.

(c) Foreign securities
The Fund will usually limit its foreign investments to foreign companies that trade on U.S. exchanges or over the counter markets. Such companies will comply and register with the U.S. Securities and Exchange Commission. There still may be less public information about a foreign company and the adviser may not be able to understand the company as well as a domestic company due to language and cultural barriers. Investments may have added risks due to currency rates, expropriation, confiscatory taxes, or political instability.

GENERAL RISKS OF THE FUND:
The Fund's return, as stock prices generally, may fluctuate within a wide range, so that an investor could lose money over a period of time. Since the Fund invests a higher percentage of assets in fewer holdings than the average stock fund does, the Fund is subject to the risk of underperformance, due to weakness in one or a few of its stocks.

Risks associated with the Fund's performance will be those due to broad market declines and business risks from difficulties which occur to particular companies while in the Fund's portfolio. It must be realized, as is true of almost all securities, there can be no assurance that the Fund will obtain its ongoing objective of capital appreciation.


                                       3
Portfolio Turnover Policy: The Fund does not propose to purchase securities for short-term trading in the ordinary course of operations. Accordingly, it is expected that the annual turnover rate will not exceed 50%, wherein turnover is computed by dividing the lesser of the Funds total purchases or sales of securities within the period of the average monthly portfolio value of the Fund during such period. There may be times when management deems it advisable to substantially alter the composition of the portfolio, in which event, the portfolio turnover rate might substantially exceed 50%; this would only result from special circumstances and not from the Fund's normal operations.

Non-diversification Policy: The Fund is classified as being non-diversified, which means that it may invest a relatively high percentage of its assets in the obligations of a limited number of issuers. The Fund, therefore, may be more susceptible than a more widely diversified fund to any single, economic, political, or regulatory occurrence. The policy of the Fund, in the hope of achieving its objective as stated above, is, therefore, one of selective investments rather than broad diversification. The Fund seeks only enough diversification for adequate representation among what it considers being the best performing securities and to maintain its federal non-taxable status under Sub-Chapter M of the Internal Revenue Code.

ADDITIONAL FUND POLICIES
By-laws of the Fund provide the following fundamental investment restrictions; The Fund may not, except by the approval of a majority of the outstanding shares; i.e. a) 67% or more of the voting securities present at a duly called meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or b) of more than 50% of the outstanding voting securities, whichever is less:
(a) Act as underwriter for securities of other issuers except insofar as the Fund may be deemed an underwriter in selling its own portfolio securities.
(b) Borrow money or purchase securities on margin, but may obtain such short term credit as may be necessary for clearance of purchases and sales of securities for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets.
(c) Sell securities short.
(d) Invest in securities of other investment companies except as part of a merger, consolidation, or purchase of assets approved by the Fund's shareholders.
(e) Invest over 25% of its assets at the time of purchase in any one industry.
(f) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies that deal in real estate or interests therein.
(g) Make loans. The purchase of a portion of a readily marketable issue of publicly distributed bonds, debentures or other debt securities will not be considered the making of a loan.
(h) Acquire more than 10% of the securities of any class of another issuer, treating all preferred securities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securities of another issuer.
(i) Invest in companies for the purpose of acquiring control.
(j) The Fund may not purchase or retain securities of any issuer if those officers and directors of the Fund or its Investment Adviser owning individually more than 1/2 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.
(k) Pledge, mortgage or hypothecate any of its assets.
(l) Invest in securities, which may be subject to registration under the Securities Act of 1933 prior to sale to the public or which are not at the time of purchase readily salable.
(m) Invest  more than 5% of the total Fund assets, taken at  market value at the
                                      4
    time of purchase, in securities of companies with less than three years' continuous operation, including the operations of any predecessor.
(n) Issue senior securities.

MANAGEMENT OF THE FUND
Officers and Directors of the Fund: The following list shows the officers and directors with their ages, addresses, positions at the Fund, principal occupations during the past five years, and their compensation from the Fund:

                          Principal Occupation                  Compensation &
Name                Age   Past Five Years                       Director's Fees

Steven D. Buck*      38   Partner Stevens & Lee                 $ 1,500.00
 Esq. (Director)          Philadelphia, PA

Dr.Philip J. Cinelli 39   Physician Family Practice             $ 1,500.00
 D.O.  (Director)         Bangor, PA

Samuel B. Clement*   40   Stockbroker Securities America        $ 1,500.00
 (Director)               Berwyn, PA
                          Stockbroker Legg Mason
                          Bryn Mawr, PA

Linda Guendelsberger 39   Partner Fishbein & Co P.C.            $ 1,500.00
 CPA (Director)           Elkins Park, PA

Ann Mulholland       40   Treasurer Matthew 25 Fund             $     0.00
 CPA                      Jenkintown, PA

Mark Mulholland*     39   President Matthew 25 Fund             $     0.00
 (Director)               Stockbroker Boenning&Scattergood
                          Stockbroker PaineWebber
                          Jenkintown, PA

Scott A. Satell      37   Principal  BPI                        $ 1,500.00
 (Director)               Bala Cynwyd, PA


* Directors of the Fund who would be considered "interested persons" as defined by the Investment Company Act of 1940. Mark Mulholland is an interested person insofar as he is President and owner of the Fund's Investment Adviser. Mr. Buck is not an independent director as long as he or his law firm provides legal advice to the Fund for compensation. Fees paid to his firm in 1998 were $1,000. Mr. Clement was an interested person since commissions were paid to Securities America for stock transactions. The Fund does not intend to place trades with Mr. Clement's firm in order that he may be considered an independent director in 1999 and going forward.

COMPENSATION OF DIRECTORS AND OFFICERS
Each director, except Mark Mulholland, was paid $1,500 in shares of the Matthew 25 Fund in 1998. The Fund intends to pay at least $1,500 to the directors in shares of the Fund in 1999. The exact amount will be determined later. Mark Mulholland will receive benefit from the investment advisory fees payable to Matthew 25 Management Corp. and, therefore, will not be eligible to receive directors' fees or salary as president as long as his firm acts as the Investment Adviser.


                                       5
PRINCIPAL HOLDERS OF SECURITIES
Major Shareholders: As of April 8, 1999, shareholders on record who own 5% or more of the outstanding shares of the Fund are as follows:

Name                    Address                             Percentage ownership
Crawford Trust          Collegeville, Pennsylvania                         8.79%
R. Neff                 Radnor, Pennsylvania                              25.67%

Management Ownership: Officers and directors of the Fund and their ownership of the Fund, as of March 30, 1999, are as follows:

                      Fund Shares        Percent
Name                  Owned 3/30/99      of class

Steven D. Buck*        6,376.323         0.30%
 Esq. (Director)

Dr.Philip J. Cinelli   6,376.323         0.29%
 D.O.  (Director)

Samuel B. Clement*       291.778         0.01%
 (Director)

Linda Guendelsberger   6,379.326         0.30%
 CPA (Director)

Ann Mulholland       104,716.741 **      4.94%
 CPA

Mark Mulholland*     104,716.741 **      4.94%
 (Director)

Scott A. Satell        4,417.608         0.21%
 (Director)

* Directors of the Fund who would be considered "interested persons" as defined by the Investment Company Act of 1940. Mark Mulholland is an interested person insofar as he is President and owner of the Fund's Investment Adviser. Mr. Buck is not an independent director as long as he or his law firm provide legal advice to the Fund for compensation. Fees paid to his firm in 1998 were $1,000. Mr. Clement was an interested person since commisions were paid to Securities America for stock transactions. The Fund does not intend to place trades with Mr. Clement's firm in order that he may be considered an independent director in 1999 and going forward.

** Mark & Ann Mulholland own 96,714.226 shares jointly, 1,526.597 in custodial accounts for their children, 735.833 in Ann's IRA, and 5,730.085 in Mark's IRA.

INVESTMENT ADVISER

Matthew 25 Management Corporation
605 Cloverly Avenue
Jenkintown, PA 19046

The Matthew 25 Management Corp. is the Investment Adviser to the Fund and has continued this service since July 8, 1996. Mr. Mark Mulholland is the sole owner, director and officer of the Investment Adviser as well as serving as president of the Fund. As president of the investment advisor he has direct responsibility for day-to-day management of the Fund's investment portfolio.
                                       6
The current advisory agreement will continue on a year-to-year basis provided that approval is voted at least annually by the Fund's Board of Directors or by majority vote of the outstanding voting securities of the Fund, but in either event; it must also be approved by a majority of the Fund's directors, who are neither parties to the agreement, nor interested persons as defined in the Investment Company Act of 1940. Under the Agreement, the Matthew 25 Management Corp., the Adviser, will have full discretion and responsibility for the investment decisions in the Fund. The Agreement may be terminated at any time, without payment of any penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, on not more than 60 days written notice to the Matthew 25 Management Corp. In the event of its assignment, the Agreement will terminate automatically. For these services the Fund has agreed to pay to Matthew 25 Management Corp. a fee of 1% per year on the average net assets of the Fund. All fees are computed and accrued on the average daily closing net asset value of the Fund and are payable monthly. The Investment Adviser would forgo sufficient fees to hold the total expenses of the Fund to less than 2% of the first $10 million in averaged assets and 1.5% of the next $20 million. The Board of Directors selected these ratios because they are believed to meet the most restrictive state requirements.

Pursuant to its contract with the Fund, the investment adviser is required to pay all costs of travel and materials required in its research; this is in order that the adviser may fulfill its duty to buy, sell and hold securities, that the adviser deems to best satisfy the Fund's investment requirements. The adviser is to pay the salaries of the Fund's officers, directors or employees who are employees of the investment adviser. The Fund pays the following expenses, if any:
        .independent directors
        .legal
        .accounting fees
        .interest
        .taxes
        .brokerage commissions
        .bookkeeping and record maintenance
        .operating its offices
        .transfer agent fees
        .custodian fees


Advisory Fees: The advisory fees to the current adviser, for the last three years, are as follows:

        YEAR            ADVISORY FEE    AMOUNT WAIVED   NET ADVISORY FEE
        1996            $  3,840        $  3,840        $      0
        1997            $ 59,845        $ 19,543        $ 40,302
        1998            $156,612        $  9,615        $146,997

BROKERAGE
The Fund requires all brokers to effect transactions of portfolio securities in such a manner as to get prompt execution of the orders at the most favorable price. The Fund will place all orders for purchases and sales of its portfolio securities through the Fund's President who is answerable to the Fund's Board of Directors. In accordance with Rule 17E-1, if the Fund's President is also a registered representative of a New York Stock Exchange or NASDAQ Member Firm, he may place orders through his concern at as low commission rates as possible but never to exceed rates that are higher than would be available through any other national brokerage firm. The Directors will review each transaction when a commission is generated at a brokerage firm that is affiliated with the Fund's President or Adviser and determine if the commission paid appears reasonable.
In the event that the Board determines that any or all of the commissions paid
                                       7
are higher than what they determine as reasonable, then the Board will reduce the fees paid to the Adviser by an amount equal to the commissions deemed unreasonable. This review must be done at least quarterly. The Fund's President may select other brokers whom in addition to meeting the primary requirements of execution and price, have furnished statistical or other factual information and services, which, in the opinion of management, are helpful or necessary to the Fund's normal operations. No effort will be made in any given circumstances to determine the value of these services or the amount they might have reduced adviser expenses.

Other than as set forth above, the Fund has no fixed policy, formula, method or criteria which it uses in allocating brokerage business to brokers furnishing these materials and services. The Board of Directors will evaluate and review the reasonableness of brokerage commissions paid to brokers not affiliated with the President or Adviser at least semiannually.

Mark Mulholland is a stockbroker with Boenning&Scattergood, Inc. and has been since July 8, 1996. The following table shows the commissions paid, by the Fund, to Boenning&Scattergood:
        YEAR            BOENNING&SCATTERGOOD COMMISSIONS
        1996                    $  9,909
        1997                    $ 20,494
        1998                    $ 27,520

CAPITALIZATION
Description of Common Stock: The authorized capitalization of the Fund consists of 100,000,000 shares of common stock. The par value per share is set at $0.01 and each share has equal dividend, distribution and liquidation rights. There are no conversion or pre-emptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-accessible.

Voting Rights: Each holder of the Fund's common stock has one vote for each share held and fractional shares will have an equivalent fractional vote. Voting rights are non-cumulative, which means that the holders of a majority of shares of common stock can elect all directors of the Fund if they so choose, and the holders of the remaining shares will not be able to elect any person as a director.

PURCHASE OF SHARES AND REINVESTMENTS
The offering price of the shares offered by the Fund is at the Net Asset Value per share ("NAV") next determined after receipt of the purchase order, by the Fund. The Fund reserves the right, at its sole discretion, to terminate the offering of its shares made by this Prospectus at any time and to reject purchase applications when, in the judgment of management such termination or rejection is in the best interests of the Fund.

Initial Investments: Initial purchase of shares of the Fund may be made only by application submitted to the Fund with a check, money order or transfer wire made payable to the Matthew 25 Fund. For the convenience of investors, a Share Purchase Application form is provided with this Prospectus, as well as Form W-9. A signed Form W-9 is necessary to avoid mandatory withholding of Federal Taxes from dividends, distributions and redemptions. The minimum initial purchase, of shares, is $1,000; less may be accepted under especial circumstances. The Fund is registered in Pennsylvania and New Jersey and therefore is restricted to residents of these states at the time of purchase. There will be no solicitation of other states' residents as potential shareholders until registration under the Blue Sky or Notification Laws of such states have been met.

                                       8
Subsequent Purchases: Subsequent purchases may be made by mail or by phone and are due and payable three business days after the purchase date. The minimum is $100, but less may be accepted under special circumstances.

Reinvestments: The Fund will automatically retain and reinvest dividends and capital gain distributions. Reinvestment, for the shareholder, will be at net asset value on the close of business on the distribution date. A Shareholder may at any time, by letter or forms supplied by the Fund, direct the Fund to pay the dividends and/or capital gains distributions to the shareholder in cash.

Fractional Shares: Shares will be issued up to three decimal places. The fund will maintain an account for each shareholder, of shares for which certificates have not been issued.


PRICING OF SHARES
The Net Asset Value of the Fund's shares is determined as of the close of business of the New York Stock Exchange ("NYSE") for each business day of which the NYSE is open (presently 4:00 PM Monday through Friday). This, of course, is exclusive of any and all legal holidays the NYSE so honors, by being closed for the day. The price is determined by dividing the value of its securities, plus any cash and other assets, less all liabilities excluding par and surplus capital, by the number of shares outstanding. The market value, for securities that are listed on a national exchange, is determined by the its closing trade price at the exchange for the day. Listed securities that have not recently traded and over-the-counter securities are valued at the last bid price in the securities' primary market. Short-term paper (debt obligations that mature in less than a year) are valued at amortized cost that approximates market value. Other assets are valued at fair value as determined in good faith by the Fund's officers.

TAX STATUS
Under provisions of Sub-Chapter M of the Internal Revenue Code of 1954 as amended, the Fund, by paying out substantially all of its investment income and realized capital gains, has been and intends to continue to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a "regulated investment company" under Sub-Chapter M, at least 90% of the Fund's income must be derived from dividends, interest and gains from securities transactions and no more than 50% of the Fund's assets may be in security holdings that exceed 5% of the total assets of the Fund at the time of purchase.

Distribution of any net long-term capital gains realized by the Fund this year will be taxable to the shareholder as long-term capital gains, regardless of the length of time Fund shares have been held. All income realized by the Fund, including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Fund's Board of Directors. Dividends received shortly after purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of such dividends or distributions and, although in effect a return of capital, are subject to federal income taxes.

The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on tax Form W-9 supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that
                                       9
you are exempt from back-up withholding.

Individual Retirement Account: Persons who earn compensation and are not active participants (and who do not have a spouse who is an active participant) in an employer maintained retirement plan may establish Individual Retirement Accounts
(IRA) using Fund shares. Annual contributions, limited to the lesser of $2,000 or 100% of compensation, are tax deductible from gross income. This IRA deduction is also retained for individual taxpayers and married couples with adjusted gross incomes within certain specified limits. All individuals may make nondeductible IRA contributions to separate accounts to the extent that they are not eligible for a deductible contribution.

Earnings within the IRA are reinvested and are tax-deferred until withdrawals begin. The maximum annual contribution may be increased to $4,000 if you have a spouse who earns no compensation during the taxable year. A separate and independent Spousal IRA must be maintained. You may begin to make non-penalty withdrawals as early as age 59 1/2 or as late as age 70 1/2. In the event of death or disability, withdrawals may be made before age 59 1/2 without penalty.

Simplified Employee Pension: Employers may use the Fund to establish Simplified Employee Pension (SEP) IRA's for each qualifying employee. Deductible contributions may be made by the employer through a SEP IRA, which meets the requirements of section 408(k) of the code. An employer may contribute up to the lesser of 15% of your calendar year compensation or $22,500.

Roth IRA: Individuals may use the Fund for contributions to a Roth IRA. Contributions to a Roth IRA are not deductible and are limited to the same amounts allowable for regular IRA's. In addition there are income limitations that must be met in order to contribute to a Roth IRA. However, all withdrawals from a Roth IRA are not included in income if it is a "qualified distribution". Qualified distributions are to be made no sooner than the fifth tax year after the year the Roth IRA contribution is made, and the individual must be age 59.5, or for the events of death, disability or first home purchase (maximum $10,000).

U.S. Treasury Regulations require a Disclosure Statement. This Statement describes the general provisions of the IRA and is forwarded to all prospective IRA's. The Fund will pay the setup fees charged by the trustee. There is an annual fee of $45.00 charged by the IRA Trustee, Delaware Charter Guarantee and Trust Co. The Fund will pay the annual fee for accounts with a value of at least $5,000. Accounts below $5,000 in market value may be charged the $45.00 fee. This will be decided on an annual basis by the Fund's President or Directors. When the Fund pays the annual fees it will be part of the IRA expenses for the Fund. If the fees are charged to the IRA owners then the owner will have the option of paying the fee directly or have the fee charged to their IRA. All IRA's may be revoked within seven days of their establishment with no penalty.

CALCULATION OF PERFORMANCE DATA
The Fund's average annual total returns are calculated using the following
formula:                             n
                                P(1+T) =ERV
                WHERE:
                P    = a hypothetical initial payment of $1,000
                T    = average annual total return
                n    = number of years
                ERV  = ending redeemable value of a hypothetical $1,000
                       payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).
                                       10
                               MATTHEW 25 FUND, INC.
                                 605 Cloverly Ave.
                                Jenkintown, PA 19046
                                    215-884-4458
                                    888-M25-FUND



     Dear Shareholders of Matthew 25 Fund, Inc.,

         Thank you for reading this letter. Please allow me to emphasize some of the key components of the following financial statements and explain their importance. These important data are as follows.

                        25.93%     Return for 1998

                        26.82% Average Compounded Return From Inception (3 years and 76 days)

                   $ 3,477,313     Unrealized Gain for 1998

                   $   456,729     Realized Gain for 1998

                   $10,579,426     Beginning Assets 1/1/98

                   $21,327,720     Ending Assets 12/31/98

                        30.64%     Portfolio Turnover

                         1.26%     Expense Ratio


     These figures show that your fund is growing. It is performing above average, while keeping taxes and expenses below average.
          The "Schedule of Investments in Securities", starting on page 4, will show you the stocks you own through the fund. It also shows you the value of each stock and the profit or loss of this ownership as of year end 1998. What it won't show you is why each stock is in your fund. In the table below I will grade each company and provide some insights on its value as an investment. The four categories, that I use to evaluate a company, are its Business, Management, Financial Condition and Price. The grades are the same as in academia, with an "A" for outstanding, a "B" for very good, a "C" for average, a "D" for poor, and a "F" for failure. I will even throw in a "+" or "-", so as to further confuse you. As the Investment Advisor, my search is for the exceptional business, with outstanding managers, without excessive corporate liabilities, and available at a giveaway price. The businesses that best satisfy these elusive criteria are as follows:
     Security          Business   Management   Financial          Price
     ________          ________   __________   _________          _____
     ADVANTA              B           A            C                A

   (Advanta had great success in the past, currently, it is remaking itself as a national mortgage business. Advanta has smart management, who have treated shareholders well. There is credit risk being in the finance industry, however, its price is below its liquidating value. If its business and earnings grow, this stock could be one of your largest gainers over the next three years.)

                                       11
    FRANKLIN RESOURCES    A            B            A                B

    (Franklin manages the Franklin, Templeton, and Mutual Series Funds. Templeton Funds have one of the best names for international investing, however; last year was terrible for investments overseas. This will change some day, and when foreign markets rise so will Templeton Funds along with Franklin's share value.)


    BERKSHIRE HATHAWAY    A            A+            A                B

    (Berkshire is run by the best business mind in the country, Warren Buffet. I believe the stock is undervalued, and growing. I will probably buy more.)


    COMMONWEALTH BANCROP  B            A             C                B

    (Last year about 6% of savings banks were taken over; expect this trend to continue. This bank buys about 5% of its stock approximately every six months. I intend to hold these shares. Probably, worth about $25 a share in a takeover.)


    DISNEY               A             A              B                B

    (Will continue to buy Disney; it is growing and undervalued. It is a keeper.)


    FREDDIE MAC          A+            B              C                C

    (Earnings should look good this year. There's always a risk that the government can change those rules which give Freddie such an advantage. I will try to reduce the percentage holdings, over the next two years, to 10%.)


    HARRIS FINANCIAL    B             C               C                A

    (Harris is not fully public. Hopefully, it will sell its shares in the mutual holding company within the next few years. Then it should be worth more. I will add to our holdings on price dips or on news of full conversion.)
















                                       12
     Security          Business   Management   Financial          Price
     ________          ________   __________   _________          _____

     HOME DEPOT         B             A+             A              D

     (At around 60 times earnings, this stock is fully priced. Will probably not add to our holding. Keeping because the business is so well-managed and is still growing at a high rate.)


     INTEL              A             A+             A              A

     (Earnings grew well in last quarter, if growth continues the stock should do well. As I write, this stock has declined 22% from its high. Plan to keep buying up to 8% of holdings. Expecting it to do well the next few years.)


     LINDSAY MFG.       B             A              A              A

     (Lindsay is a maker of heavy-duty irrigation equipment. This year will be a difficult year for any business selling to farmers. The company itself, its officers, and the Bass Brothers have been aggressive buyers of Lindsay stock. I plan to buy more stock over the next twelve months. Expect strong upside after the next three years.)

     MBIA               A             B              A              B

     (I always admired this financial Guarantor (Insurance) Company. Bought stock when records were hit in fall of '98. Expect to keep stock as a steady grower.)

     NIKE               A             A              A              C

     (Nike has been a disappointment the past two years. I have not added to the holdings since July '98. Hoping business starts growing again. May sell if price stays high without improvement of business.)

     NIAGARA MOHAWK     B             C              C              A

     (Electric Utility business is changing for the better. Takeover and mergers are increasing. The toughest work for Niagara is done. Now it should just take time. I am expecting high returns from this investment over the next three to five years.)

     POLARIS            B             B              A              A

     (Polaris is a manufacturuer of snow mobiles, watercrafts, ATV'S, and motorcycles. Business and Management may deserve a better rating, however, I need to learn more about the company, before deciding. Hope to increase this investment and that it proves to be very profitable.)








                                       13
     Security          Business   Management   Financial          Price
     ________          ________   __________   _________          _____

     TCI Group          B+           A              D               C

     (This cable company is being bought by AT&T. Will keep until merger and then decide on keeping AT&T.)

     TOKIO MARINE &     B            C              A+              A
     FIRE INSURANCE

     (This large Japanese Insurance Company will survive Japan's turmoil. It is virtually a mutual fund of Japanese stocks and bonds, which I believe are greatly undervalued. I don't know when Japan will turn around, which would increase the value of Tokio M&F. Probably won't buy any more shares, hope to keep it, but may sell to buy another stock.)

     MCI/WORLDCOM      B             C              B                A+

     (Growing but fully priced.  Will sell on strength down to 5% of portfolio.)

     WILLOW GROVE      B             C              B                 A+
     BANCORP

     (Willow Grove was a mutual savings bank. Forty-five percent of its stock was sold to depositors in December of 1998. This stock is selling for 2/3 to 1/2 of its book value, depending on the price it sells the remainder of its shares. Long-term offers very high return potential. I intend to buy more shares.)

     WM. WRIGLEYS     A+             A              A                  C
     JR.

     (Small holding of class B, high voting, stock.  Stock fully priced.)

          Hopefully, these synopses, of your stocks, will help you better understand your Matthew 25 Fund. Your fund's stocks are a mix of growth and value, and have been carefully selected. As indicated above, there are a few stocks we should buy more of, and almost every market decline presents new opportunities. So, try not to let this year's volatility dishearten you. You can turn these short-term pains into long-term gains by buying more of your MATTHEW 25 FUND. Thank you and Good Fortune in 1999.

                                                            Gratefully yours,



                                                           Mark Mulholland
                                                           President
                                                           Matthew 25 Fund, Inc.









                                       14
                              MATHIESON  AITKEN  JEMISON, LLP
                              CERTIFIED PUBLIC ACCOUTANTS
                                  16 SENTRY PARK WEST
                                      SUITE 310
                               BLUE BELL, PA 19422-2240
                                    (215)643-3900
                                  FAX (215)643-4030
                               E-MAIL majcpa@majcpa.com



                          INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors
Matthew 25 Fund, Inc.
Jenkintown, Pennsylvania

We have audited the accompanying statement of assets and liabilities of Matthew 25 Fund, Inc., including the schedule of investments in securities as of Decem-ber, 31 1998, and the related statement of operations for the year then ended, the statement of changes in net assets, the financial highlights and related ratios / supplemental data and performance summary for each of the periods indi-cated. These financial statements, financial highlights and related ratios / supplemental data and performance summary are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights and related ratios / supplemental data based on our audits. The financial statements for the year ended December 31, 1997 were audited by Landsburg Platt Raschiatore & Dalton, who merged with Mathieson Aitken Jemison, LLP as of January 1, 1999, whose auditors' report was dated January 19, 1999.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights and related ratios/supplemental data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, verified by examination and by correspondence with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights and re-lated ratios/supplemental data and performance summary referred to above present fairly, in all material respects, the financial position of Matthew 25 Fund, Inc., as of December 31, 1998, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights and re-ratios/supplemental data and performance summary for each of the periods indicated, in conformity with generally accepted accounting principles.


                      Mathieson Aitken Jemison, LLP

February 4, 1999



                                       1i


                               MATTHEW 25 FUND,INC.
                         STATEMENT OF ASSETS AND LIABILITIES
                                  DECEMBER 31, 1998



ASSETS

 Investments in securities at value (cost $14,893,593)            $ 20,462,222
 Cash                                                                  851,088
 Receivable for dividends                                               14,410
                                                                     ___________
       TOTAL ASSETS                                                $ 21,327,720


LIABILITIES                                                               -


COMMITMENTS & CONTINGENCIES                                               _
                                                                     ___________
NET ASSETS: (Equivalent to $10.493 per share based on
 2,032,574 shares of capital stock 100,000,000 shares
 authorized, $0.1 par value)                                       $ 21,327,720
                                                                    ============

COMPOSITION OF NET ASSETS

 Shares of common stock                                            $     20,326
 Paid-in capital                                                     15,738,765
 Net unrealized appreciation of investments                           5,568,629
                                                                     ___________

NET ASSETS, DECEMBER 31, 1998                                      $ 21,327,720
                                                                    ============






















                See accompanying notes to financial statements.
                                       2i
                                 MATTHEW  25  FUND, INC.
                                STATEMENT   OF   OPERATIONS
                                Year Ended December 31,1998

INVESTMENT INCOME
 Dividends                                                           $126,731
 Interest                                                              29,590
                                                                     ________
     TOTAL INVESTMENT INCOME                                          156,321

EXPENSES
 Audit                                                                  5,050
 Bank Fees                                                                215
 Directors expenses                                                     7,938
 Insurance                                                             12,248
 Investment Advisory Fee                                              146,997
 IRA expense                                                            4,780
 Legal                                                                  1,000
 Marketing                                                                597
 Miscellaneous expense                                                    637
 Office Supplies                                                        1,693
 Postage and Printing                                                   2,768
 Registration and Filing Fees                                           3,000
 Software                                                               6,738
 State and local taxes                                                    888
 Telephone                                                              1,107
                                                                   ____________

     TOTAL EXPENSES                                                   195,656
                                                                   ____________

     INVESTMENT LOSS, NET                                             (39,335)
                                                                   ____________

NET REALIZED GAIN ON SECURITY TRANSACTIONS                             456,729
NET CHANGE IN UNREALIZED APPRECIATION OF INVESTMENTS                 3,477,313
                                                                   ____________

NET GAIN ON INVESTMENTS                                              3,934,042
                                                                   ____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $3,894,707
                                                                   ============















                   See accompanying notes to financial statements.
                                       3i
                               MATTHEW 25 FUND, INC.
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                               Number of Shares  Historical Cost        Value
                               ________________  _______________   ____________

COMMON STOCKS, 94.01%
 Banks & finance, 14.87%
  Advanta Corporation               59,800     $     993,688      $    784,875
  Commonwealth Bancorp, Inc.        55,000           763,834           855,938
  Harris Financial                  97,000         1,205,202         1,273,125
  Willow Grove Bancorp, Inc.*       25,000           258,400           257,812
                                                 _______________    ____________
                                                   3,221,124         3,171,750
Communications, 11.19%
 MCI WorldCom, Inc.                 18,329           526,700         1,315,106
 Tele-communications, Series B,
  TCI Group*                        11,500           261,815           713,000
 Tele-communications, Series A,
  TCI Group*                         6,500           264,140           359,531
                                                 _______________    ____________
                                                   1,052,655         2,387,637
Entertainment, 6.05%
 Walt Disney Co.                    43,000         1,161,175         1,290,000
                                                 _______________    ____________
                                                   1,161,175         1,290,000
Foreign Insurance, 3.83%
 Tokio Marine & Fire
  Insurance Co.                     13,600          708,473           816,000
                                                 _______________    ____________
                                                    708,473           816,000
Insurance, 5.10%
 MBIA, Inc.                         16,600          929,875         1,088,338
                                                 _______________    ____________
                                                    929,875         1,088,338
Manufacturing, 11.16%
 Intel Corp.                        10,900          839,149         1,291,650
 Lindsay Manufacturing Co.           9,700          130,880           143,681
 NIKE, Inc., Class B                20,500          945,588           831,531
 Polaris Industries, Inc.            2,000           50,962            78,375
 Wm. Wrigley Jr. Co., Class B          400           20,580            35,375
                                                 ______________    _____________
                                                  1,987,159         2,380,612
Mortgage securities, 18.29%
 Federal Home Loan                  60,550        1,942,830         3,901,691
                                                ______________     _____________
                                                  1,942,830         3,901,691
Mutual fund investment advisor, 6.90%
 Franklin Resources, Inc.           46,000        1,605,996         1,472,000
                                                ______________     _____________
                                                  1,605,996         1,472,000
Miscellaneous, 5.75%
 Berkshire Hathaway*                    14         697,827            980,000
 Berkshire Hathaway, Class B*          105         163,503            246,750
                                               ______________      _____________
                                                   861,330          1,226,750

                   See accompanying notes to financial statements.
                                       4i
                             MATTHEW 25 FUND, INC.
               SCHEDULE OF INVESTMENTS IN SECURITIES (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                 Number of Shares  Historical Cost      Value
                                 ________________  _______________  ____________
Retail, 3.90%
 Eagle Hardware*                     3,000               56,235           97,125
 Home Depot, Inc.                   12,000              203,255          734,250
                                                   _______________  ____________
                                                        259,490          831,375
                                                   _______________  ____________

Utilities, 6.96%
 Niagara Mohawk Power Corp.         92,000              974,620        1,483,500
                                                   _______________  ____________
TOTAL COMMON STOCK                                 $ 14,893,593     $ 20,462,222


CONVERIBLE PREFERRED STOCKS, 1.93%

 TCI Communications                  3,520              188,866          412,569
                                                   ______________   ____________

TOTAL SECURITIES, 95.94%                           $ 14,893,593    $  20,462,222
                                                   ==============   ============


* Non-income producing security





























                   See accompanying notes to financial statements.
                                       5i
                               MATTHEW 25 FUND, INC.
                        STATEMENT OF CHANGES IN NET ASSETS
                      Years Ended December 31,1998 and 1997

                                              1998                  1997
                                       __________________    __________________


INCREASE IN NET ASSETS FROM OPERATIONS
 Investment (loss) income, net         $      (39,335)       $        18,351
 Net realized gain on securities
  transactions                                456,729                 28,100
 Net change in unrealized appreciation
  on investments                            3,477,313              1,988,041
                                       __________________    __________________
NET INCREASE IN SALES RESULTING
FROM OPERATIONS                             3,894,707              2,034,492


DISTRIBUTIONS TO SHAREHOLDERS FROM
 Investment income, net                                              (18,375)
 Net realized gain on investments            (417,394)               (28,100)
 Capital share transactions                 7,270,981              7,170,499
                                       __________________    ___________________
    NET INCREASE IN NET ASSETS             10,748,294              9,158,516

NET ASSETS, BEGINNING OF YEAR              10,579,426              1,420,910
                                       __________________    ___________________

NET ASSETS, END OF YEAR                $   21,327,720       $     10,579,426
                                       ==================    ===================



























                        See accompanying notes to financial statements.
                                       6i
                               MATTHEW 25 FUND, INC.
                           NOTES TO FINANCIAL STATEMENTS

NOTE 1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
       NATURE OF OPERATIONS
       Matthew 25 Fund, Inc.("the Fund") was incorporated on August 28, 1995 and commenced operations on October 16, 1995. The Fund has no operations prior to the commencement of operations other than matters relating to its organization and registration as an open-end, non-diversified manage-ment investment company under the Investment Company Act of 1940 and its share under the Security Act of 1933. The following is a summary of sig-nificant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

       SECURITY VALUATIONS
       The Fund values investment securities, where market quotations are available, at market value based on the last recorded sales price as reported by the principal securities exchange on which the security is traded, or if the security is not traded on an exchange, market value is based on the latest bid price.

       FEDERAL INCOME TAXES
       The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

       DISTRIBUTION TO SHAREHOLDERS
       The Fund intends to distribute to its shareholders substantially all of its net investment income, if any, and net realized capital gains,if any, at year end.

       ORGANIZATIONAL COSTS
       Organizational costs were borne by the Fund's Investment Adviser.

       REGISTRATION FEES
       Initial registration fees were borne by the Fund's Investment Adviser.

       OTHER
       The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determin-ing gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

       ESTIMATES
       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses dur-ing the reporting period. Actual results could differ from those estimates.





                                       7i
                               MATTHEW 25 FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 2 INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED TRANSACTIONS

 The Fund has an investment advisory agreement with The Matthew 25 Management Corporation, whereby Matthew 25 Management Corp. receives a fee of 1% per year on the net assets of the Fund. All fees are computed on the average daily closing net asset value of the Fund and are payable monthly. Matthew 25 Management Corp. has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed 2.0% of the first $10,000,000 and 1.5% of the next $20,000,000.

 The management fee for 1998, as computed pursuant to the investment advisory agreement, totaled $156,612. The Matthew 25 Management Corp. has agreed to accept as its 1998 advisory fee the amount it was paid in 1998 totaling $146,997 and to irrevocably waive any and all rights to the difference between actual management fees paid and fees per the agreement. The management fee waived for 1998 was $9,615.

 Mr. Mark Mulholland is the sole owner, director and officer of Matthew 25 Management Corporation and is also the president of the Fund.

 In addition, Mr. Mulholland is a broker at Boenning and Scattergood, Inc. During the year ended December 31, 1998, the Fund paid brokerage commission of $27,520 to Boenning & Scattergood, Inc. of which Mr. Mulholland received compensation totaling $11,864. Boenning & Scattergood, Inc. is not otherwise associated with Matthew 25 Fund, Inc. or Matthew 25 Management Corp. and is not responsible for any of the investment advice rendered to the Fund by Matthew 25 Management Corporation or Mr. Mulholland.

NOTE 3 INVESTMENTS

 For the year ended December 31, 1998, purchases and sales of investment securities other than short-term investments aggregated $10,882,391 and
 $4,770,230, respectively. At December 31, 1998, the gross unrealized appreciation for all securities totaled $6,029,584 and the gross unrealized depreciation for all securities totaled $460,955 or a net unrealized appreciation of $5,568,629. The aggregate cost of securities for federal income tax purposes at December 31, 1998 was $14,893,593.

NOTE 4 CAPITAL SHARE TRANSACTIONS

 As of December 31, 1998,there were 100,000,000 shares of $.01 per value capital stock authorized. The total par value and paid-in capital totaled $15,759,091.
 Transactions in capital stock were as follows for the years  ended December 31,
 1998 and 1997:                      1998                           1997
                             _______________________     _____________________
                               Shares       Amount         Shares     Amount
                             __________   __________     __________ ___________
Shares sold                    818,300    $7,505,090     1,068,986  $7,574,046
Shares issued in reinvestment
 of dividends                   39,322       413,745         5,469      46,474
Shares redeemed                (69,823)     (674,854)      (62,120)   (450,021)
                             __________   __________     __________ ___________
Net Increase                   787,799    $7,270,981     1,012,335  $7,170,499
                             ==========   ==========     ========== ===========
                                       8i
                               MATTHEW 25 FUND, INC.
                           NOTES TO FINANCIAL STATEMENTS


NOTE 5 DISTRIBUTIONS TO SHAREHOLDERS

       On December 30, 1998, a distribution of $.0196 per share aggregating $39,073 was paid to shareholders of record on the date from net investment income and $.1900 per share aggregating $378,321 was paid to shareholders of record on that date from net capital gains.

















































                                       9i
                           SUPPLEMENTARY INFORMATION
                               MATHIESON AITKEN JEMISON,LLP
                               16 Sentry Park West, suite 31
                               Blue Bell, PA 19422-2240
                                     (215)643-3900
                                     (215)643-4030
                               E-MAIL majcpa@majcpa.com


     INDEPENDENT AUDITORS' REPORT ON SUPPLEMENTARY INFORMATION

     To the Stockholders and Board of Directors
     Matthew 25 Fund, Inc.
     Jenkintown, Pennsylvania

     Our audits of the preceding basic financial statements were made for the purpose of forming an opinion on the financial statements taken as a whole. The supplementary information presented in the following pages is presented for the purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                        Mathieson Aitken Jemison, LLP

     February 4, 1999































                                       10i
                              MATTHEW 25 FUND, INC.
           FINANCIAL HIGHLIGHTS AND RELATED RATIOS/SUPPLEMENTAL DATA
             For a Share Outstanding throughout each Period Ended:
                         December 31,1998; 1997 and 1996

                                                                      For the
                                                                    period  from
                                   December 31                        10/16/95
                       _______________________________________        through
                           1998          1997           1996          12/31/95
                       __________    ___________   ___________     ____________
Net asset value,       $    8.50    $      6.11   $      5.16     $      5.00
 beginning of period

Income from
 investment operations

 Net investment income     (0.02)          0.01          0.01           (0.01)
      (loss)

 Net gains on
  securities both
  realized and
  unrealized                2.22           2.41          0.95            0.17
                      ___________    ___________   ___________     ____________
Total from investment      10.70           8.53          6.12            5.16
 operations

Less, distributions

 Net investment
  income                   (0.02)         (0.01)        (0.01)

 Net realized gains
  on investments           (0.19)         (0.02)
                      ___________    ___________   ___________     ____________
Net Asset value,
 end of period        $    10.49     $     8.50    $     6.11      $     5.16
                      ===========    ===========   ===========     ============
Total return               25.93%         39.65%        18.63%          17.43%*

Net assets,
 end of period        $21,327,720    $10,579,426    $1,420,910        $106,207

Ratio of expenses
 to average net assets      1.26%          1.26%         1.34%           2.00%*

Ratio of investment
 income, net to
 average assets             1.00%          1.57%         0.44%           0.96%*

Portfolio turnover rate    30.64%          9.89%         2.52%

Average commission
 per share             $    0.0523   $     0.0860  $     0.2233           N/A

*Annualized
N/A- Disclosure not applicable to prior periods.

                                       11i
                               MATTHEW 25 FUND INC.
                               PERFORMANCE SUMMARY

     The graph below represents the changes in value for a $10,000.00 investment in the Matthew 25 Fund from its inception, October 16,1995, to years ending
December 31st for 1996, 1997 and 1998. These changes are then compared to a $10,000.00 investment in the Value Line Index, which is an index comprising of 1,617 stocks, for the same period.



                      Inception  Year Ended  Year Ended  Year Ended  Year Ended
                      10/16/95   12/31/95    12/31/96    12/31/97    12/31/98
   Matthew 25 Fund   $10,000.00 $10,360.00  $12,247.28  $17,103.33  $21,538.22
    Value Line Index $10,000.00 $10,287.00  $12,321.66  $15,827.44  $16,748.01
   _____________________________________________________________________________

                               Matthew 25 Fund, Inc.

        22,000 -     .          .          .          .          .
               -                                                (*)
        20,800 -     .          .          .          .          .
               -
    V   19,600 -     .          .          .          .          .
               -
    a   18,400 -     .          .          .          .          .
               -
    l   17,200 -     .          .          .         (*)         .
               -                                                [*]
    u   16,000 -     .          .          .         [*]         .
               -
    e   14,800 -     .          .          .          .          .
               -
        13,600 -     .          .          .          .          .
               -
        12,400 -     .          .         [*]         .          .
               -
        11,200 -     .          .          .          .          .
               -               [*]
        10,000 -    [*]
               _________________________________________________________________
                  10/16/95   12/31/95   12/31/96   12/31/97    12/31/98

                                      Category

               (*)Matthew 25 Fund      [*]Value Line Index
   _____________________________________________________________________________


                 76 days     1 year     1 year     1 year     Average
                 12/31/95    12/31/96   12/31/97   12/31/98   Annual Rate
                 ________    ________   ________   ________   ___________
Matthew 25 Fund   3.60%      18.63%     39.65%     25.93%     26.82%
Value Line Index  2.87%      19.78%     28.45%      5.82%     17.36%

   The accompanying notes are an integral part of these financial statements.



                                       12i
                                   FORM N-1A
                         PART C - OTHER INFORMATION

Item 23. Financial Statements and Exhibits
(a) (1) Articles of Incorporation
    (2) Articles of Amendment
(b)     By-laws
(c)     Instruments Defining Rights of Security Holders - None
(d)     Investment Advisory Contracts
(e)     Underwriting Contracts - None
(f)     Bonus or Profit Sharing Contracts - None
(g)     Custodian Contracts - None
(h)     Other Material Contracts - None
(i)     Legal Opiniion
(j)     Other Opinions - None
(k)     Omitted Financial Statements - None
(l)     Initial Capital Agreements - None
(m)     Rule 12b-1 Plan - None
(n)     Financial Data Schedule
        Item Number             Item Description
        6-03-                   Investments - costs                  $15,744,681
        6-04-4                  Investments                          $21,313,310
        6-04-6                  Receivables                          $    14,410
        6-04-8                  Other assets                         $         0
        **                      Balancing amt. to total assets
        6-04-9                  Total assets                         $21,327,310
        6-04-                   Accounts payable                     $         0
        6-04-13                 Senior L/T debt
        **                      Balancing amt. to tot. liab.
        6-04-14                 Total liabilities                   $         0
        6-04-16                 Senior equity securities            $         0
        6-04-16                 Paid-in-capital common              $15,759,091
        6-04-16                 No. of shares - current               2,032,574
        6-04-16                 No. of shares - prior                 1,244,775
        6-04-17(a)              Accumulated undistributed net       $         0
        **                      investment income(current)
        **                      over distribution of net
        **                      investment income                         0.00%
        6-04-17(b)              Accumulated undistributed net       $         0
        **                      realized gains (losses)
        **                      over distribution of net
        **                      realized gains                            0.00%
        6-04-17(c)              Accumulated net unrealized          $ 5,568,629
        **                      appreciation (depreciation)
        6-04-19                 Net assets                          $21,327,720
        6-07-1(a)               Dividend income                     $   126,731
        6-07-1(b)               Interest income                     $    29,590
        6-07-1(c)               Other income
        6-07-02                 Expenses - net                      $   195,656
        6-07-06                 Net investment income(loss)         $   (39,335)
        6-07-7(a)               Realized gains(losses) on           $   456,729
        **                      investments
        6-07-7(b)               Net increase(decrease) in           $ 3,477,313
        **                      appretiation(depreciation)
        6-07-09                 Net increase(decrease) in           $ 3,894,707
        **                      net assets resulting from
        **                      operations
        6-09-2                  Net equalization charges
        **                      and credits
                                       1
        6-09-3(a)               Distributions from net              $    39,073
        **                      investment income
        6-09-3(b)               Distributions from                  $   378,321
        **                      realized gains
        6-09-3(c)               Distributions from
        **                      other sources
        6-09-4(b)               Number of shares sold                   818,300
        6-09-4(b)               Number of shares redeemed                69,823
        6-09-4(b)               Number of shares issued -                39,322
        **                      reinvestment
        6-09-5                  Total increase(decrease)                787,799
        6-09-7                  Accumulated undistributed
        **                      net investment income(prior)
        6-09-7(b)               Accumulated undistributed
        **                      net realized gains(prior)
        **                      Overdistribution of net
        **                      investment income(prior)
        **                      Overdistribution of net
        **                      realized gains(prior)
                                Form N-1A
        3(a)                    NAV/share - beginning               $      8.50
        3(a)                    Net investment income/share                (.02)
        3(a)                    Net realized & unrealized                  2.22
        **                      gain(loss)/share
        3(a)                    Dividends/share - investment income        (.02)
        3(a)                    Distributions/share - realized gains       (.19)
        3(a)                    Per share returns of capital
        **                      and other distributions
        3(a)                    NAV/share - ending                        10.49
        3(a)                    Ratio of expenses to                       1.26%
        **                      average net assets
        3(b)                    Average debt outstanding                      0
        3(b)                    Average debt outstanding/share                0%
(o)     Rule 18f-3 Plan - None

All exhibits believed to be applicable to the Fund are incorporated by reference to pre-effective Amendment No. 1 or one of the post-effective amendments of the Registration Statement Under The Securities Act of 1933 and the Registration Statement Under The Investment Company Act of 1940.

Item 24.  Control Persons.
        None.
Item 25.  Indemnification.
        The registrant provides $1,000,000 of Errors and Ommissions Liability coverage for the officers and directors of the registrant. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act
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        and will be governed by the final adjudication of such issue.


Item 26.  Business and Other Connections of the Investment Adviser.
        Mark Mulholland is the sole officer of the investment adviser. He is also a Senior Vice President and a Registered Representative (Stockbroker) for Boenning& Scattergood, Inc. The addresses are as follows:

                        Matthew 25 Management Corporation
                        605 Cloverly Avenue
                        Jenkintown, PA 19046

                        Boenning&Scattergood, Inc.
                        605 Cloverly Avenue
                        Jenkintown, PA 19046
                                or
                        4 Tower Bridge
                        200 Barr Harbor Drive  #300
                        West Conshohocken, PA 19428
Item 27.  Principal Underwriters.
        None.
Item 28.  Location of Accounts and Records.
        Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of the registrant at 605 Cloverly Avenue in Jenkintown, PA 19046.
Item 29.  Management Services.
        None.
Item 30.  Undertakings.
        None.



                         MATHIESON AITKEN JEMISON, LLP
                         Certified Public Accountants
                        16 Sentry Park West, Suite 310
                           Blue Bell, PA 19422-2240
                                 (215)643-3900
                             FAX (215)643-4030
                          E-MAIL majcpa@majcpa.com


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We consent to the inclusion by reference to Post Effective Amendment No. 6 on form N-1A of Matthew 25 Fund, Inc. of our report dated February 4, 1999 on our examination of the Financial Statements of such Company. We also consent to the reference to our firm in such Registration Statement.

Mathieson Aitken Jemison, LLP
Wednesday, April 14, 1999









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SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Invest-ment Company Act of 1940, the MATTHEW 25 FUND, Inc. certifies that it meets all of the requirements for effectiveness of this Registration State-ment and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Borough of Jenkintown of the State of Pennsylvania, as of April 15, 1998.


                                                  MATTHEW 25 FUND, INC.


                                                  Mark Mulholland,
                                                  President



Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                           Title                            Date


Mark Mulholland            President, CEO and Director                4-15-99

Steven D. Buck             Director                                   4-15-99

Dr. Philip J. Cinelli      Director                                   4-15-99

Samuel B. Clement          Director                                   4-15-99

Linda Guendelsberger       Secretary and Director                     4-15-99

Scott A. Satell            Director                                   4-15-99





















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